EXHIBIT 99.04

2005 DEFERRED COMPENSATION PLAN
FOR DIRECTORS OF
MONEYGRAM INTERNATIONAL, INC.
(Adopted December 17, 2004)
As Amended November 17, 2005

1. Purposes of the Plan. The purposes of the Deferred Compensation Plan for Directors (the “Plan”) are to provide a method of deferring payment to non-employee directors (“Directors”) of MoneyGram International, Inc. (“MoneyGram”) of all or a part of their cash compensation and stock awards, as fixed from time to time by the Board of Directors of MoneyGram (the “Board”), and an opportunity to invest in phantom stock units which represent the value of MoneyGram Common Stock (“Common Stock”). Under the Plan, a Director may elect to defer the receipt of: (i) any or all retainers, meeting fees, including committee meeting fees and any other cash compensation (collectively, “Director Fees”), and (ii) any and all grants of Common Stock (“Stock Awards”) payable to such Director by MoneyGram for Board service, including service on the board of directors of domestic subsidiaries of MoneyGram.

2. History. Effective June 30, 2004, MoneyGram established a deferred compensation plan for its non-employee Directors that was maintained under a document entitled “Deferred Compensation Plan for Directors of MoneyGram International, Inc., as Amended November 17, 2004” (the “Prior Plan”). By action of the Board taken on November 18, 2004, deferrals made for taxable years beginning on or after January 1, 2005 were permanently discontinued under the Prior Plan and shall instead continue under this Plan, the terms of which are intended to comply with the deferred compensation provisions in the American Jobs Creation Act of 2004. Deferrals made under the Prior Plan with respect to the 2004 taxable year shall continue to be invested and distributed pursuant to the terms of the Prior Plan. This Plan is hereby amended and restated effective November 17, 2005 to permit Directors to defer Stock Awards granted on or after January 1, 2006.

3. Effective Date. The “effective date” as used throughout the Plan document is November 17, 2005 (the effective date of this restatement). The original effective date of the Plan is January 1, 2005.

4. Eligibility. Directors who are not also officers or other employees of MoneyGram or any of its subsidiaries are eligible (“Eligible Directors”) to become participants in this Plan (“Participants”).

5. Plan Periods and Valuation Dates. Each plan period shall commence on January 1 and end on December 31 (a “Plan Period”). Each quarterly valuation date shall be the last business day of each calendar quarter of the Plan Period (a “Valuation Date”).

6. Administration. This Plan shall be administered by the Corporate Governance and Nominating Committee of the Board.

7. Deferral Election.

7.1. Manner of Making Deferral Election. An Eligible Director may elect to participate in the Plan by filing an election with the Corporate Secretary of MoneyGram, on a form provided by the Corporate Secretary for that purpose (“Deferral Election”), prior to the first day of such Plan Period; provided, however, that an individual who becomes an Eligible Director upon initial election or appointment to the Board shall have 30 days following the initial election or appointment to the Board to make a Deferral Election, which shall apply only with respect to services as a Director provided following the filing of such Deferral Election with the Corporate Secretary.

On the Deferral Election form, Eligible Directors shall specify:

(a) Directors Fees. With respect to Directors Fees:

(i) a percentage, up to 100%, of the Director Fees to be deferred for the immediately following Plan Period,

(ii) of the Director Fees being deferred, the percentage being deferred in cash, stock units, or both; and

(iii) the form in which deferred Director Fees and are to be distributed upon termination of service on the Board, either in a lump sum or in installments in accordance with Section 8.1.

(b) Stock Awards. With respect to Stock Awards:

(i) a percentage, up to 100%, of the Stock Awards to be deferred in the form of stock units for the immediately following Plan Period; provided, however, that if the Eligible Director receives a Stock Award subject to a vesting restriction requiring the Eligible Director’s continued services for a period of at least 12 months from the date of grant, an irrevocable deferral election pertaining to that Stock Award may be made by timely delivering an election no later than 30 days after the grant date (which may occur during a Plan Period), so long as the election is made at least 12 months in advance of the earliest date at which the vesting restriction could lapse.

(ii) the form in which deferred Stock Awards and are to be distributed upon termination of service on the Board, either in a lump sum or in installments in accordance with Section 8.1.

A Deferral Election shall be irrevocable for the immediately following Plan Period and shall remain in effect until changed or rescinded prior to any subsequent Plan Period (or, in the case of a Stock Award subject to a vesting restriction, within the time described in (b)(i) above). Prior to the beginning of any subsequent Plan Period (or, in the case of a Stock Award subject to a vesting restriction, within the time described in (b)(i) above), an Eligible Director may irrevocably elect in writing to change an existing Deferral Election by filing a new Deferral Election with the Corporate Secretary. The new Deferral Election shall become effective on the first day of the subsequent Plan Period.

7.2. Credits to Participant Accounts. Director Fees deferred hereunder pursuant to a Deferral Election shall be credited to the Participant’s account (a “Participant Account”) in the form of cash, in the form of stock units, or in a combination of cash and stock units pursuant to the percentage of the form of deferral specified by the Participant in the Deferral Election. Stock Awards deferred hereunder pursuant to a Deferral Election shall be credit to the Participant’s Account in the form of stock units.

(a) Deferrals in Cash. If the Participant elects to defer all or a portion of Director Fees in cash, the Director Fees shall be credited to the Participant Account as of the Valuation Date for the quarter in which the Director Fees would otherwise have been paid.

(b) Deferrals in Stock Units.

(i) Director Fees. If the Participant elects to defer all or a portion of Director Fees in stock units, the Director Fees shall be converted into stock units and credited to the Participant Account on the first business day immediately following the Valuation Date for the quarter in which the Directors Fees would otherwise have been paid. The number of stock units credited shall be calculated by dividing the amount of Director Fees for such quarter elected to be deferred in the form of stock units by the per share closing price, as reported on the New York Stock Exchange or by Bloomberg L.P. (the “Closing Price”) of the Common Stock on the Valuation Date.

(ii) Stock Awards. If the Participant elects to defer all or a portion of Stock Awards in stock units, the Stock Awards shall be credited to the Participant Account on the first business day immediately following the Valuation Date for the quarter in which the Stock Awards would otherwise have been paid.

(c) Conversions from Cash to Stock Units. Subject to Section 7.2(e) below, a Participant may, by delivering a notice (“Conversion Notice”) to the Corporate Secretary of MoneyGram, convert the aggregate cash balance in his or her Participant Account (either before or after distributions pursuant to Section 8 have commenced) to stock units. The balance in the Participant Account shall be converted into stock units and credited on the first business day immediately following the Valuation Date for the quarter in which such Conversion Notice is given. The number of stock units credited shall be calculated by dividing the aggregate cash balance in the Participant Account on the Valuation Date by the per share Closing Price of the Common Stock on the Valuation Date. Following such conversion, the stock units in the Participant Account shall accrue dividend equivalents as set forth in Section 7.3.

(d) Conversions from Stock Units to Cash. Subject to Section 7.2(e) below, a Participant may, by delivering a Conversion Notice to the Corporate Secretary of MoneyGram, convert the aggregate vested stock unit balance in his or her Participant Account (either before or after distributions pursuant to Section 8 have commenced) to cash. The balance of vested stock units in the Participant Account shall be converted into cash and credited to the Participant Account on the first business day immediately following the Valuation Date for the quarter in which such Conversion Notice is given. The cash amount credited shall be calculated by multiplying the aggregate stock unit balance in the Participant Account on the Valuation Date by the per share Closing Price of the Common Stock on the Valuation Date. Following such conversion, the funds in the Participant Account shall accrue interest as set forth in Section 7.3.

(e) Discretionary Transactions. MoneyGram may not effect a conversion pursuant to this Section 7.2 if a Conversion Notice is delivered to the Corporate Secretary within six months following the date of an election by a Participant, with respect to any plan of MoneyGram, that effected a Discretionary Transaction (as defined in Rule 16b-3(f) under the Securities Exchange Act of 1934) that was (i) a disposition, if the Conversion Notice is pursuant to Section 7.2(c); or (ii) an acquisition, if the Conversion Notice is pursuant to Section 7.2(d).

7.3. Accrual of Interest or Dividend Equivalent Payments.

(a) Interest. If a Participant has elected to make deferrals in the form of cash, interest on the unpaid balance of the Participant Account, consisting of both accumulated deferrals and interest, if any, will be credited as soon as administratively practicable following each quarterly Valuation Date based upon the yield on Merrill Lynch Taxable Bond Index-Long Term Medium Quality (A3) Industrial Bonds in effect at the beginning of such quarter, said interest to commence with the date such deferrals were otherwise payable. After distribution of a Participant Account commences pursuant to Section 8, interest shall accrue on the unpaid balance thereof in the same manner until the entire balance of the Participant Account has been paid.

(b) Dividends in Cash or Property Other Than Common Stock. If a Participant has elected to make deferrals in the form of stock units, in the event a dividend in cash, stock of MoneyGram (other than Common Stock) or other property is declared and paid by MoneyGram, additional stock units shall be credited to the Participant Account in the calendar quarter in which the dividend is declared. The credit shall be effected on the first business day immediately following the next Valuation Date after the declaration of such dividend. The Participant shall receive such additional stock units calculated by dividing (A) as applicable, the amount of the dividend payable to the Participant on the dividend record date, or the fair market value of the property (other than Common Stock) on the dividend record date; by (B) the per share Closing Price of the Common Stock on the Valuation Date. For purposes of this calculation, stock unit equivalents of the dividend payable shall be applied on the aggregate balance in the Participant Account as of the dividend record date, including deferred Stock Awards granted, and deferred Director Fees for all Board service occurring, in such quarter up to and including the dividend record date. Dividends shall not be payable on stock unit equivalents of deferred Stock Awards which are granted, or deferred Director Fees for Board service occurring, after the record date and prior to the dividend payment date.

After distribution of the balance in a Participant Account commences pursuant to Section 8, dividend equivalents shall accrue on the unpaid balance thereof in the same manner as described in this Section 7.3(b) until the entire balance of the Participant Account has been distributed.

(c) Dividends in Common Stock. If a Participant has elected to make deferrals in the form of stock units, in the event a dividend of Common Stock is declared and paid by MoneyGram, additional stock unit equivalents of the dividend shares shall be credited to the Participant Account in the calendar quarter in which the dividend is declared. The credit shall be effected on the first business day immediately following the next Valuation Date after the declaration of such dividend. The Participant shall receive one stock unit, or such fractional unit thereof, for each share of Common Stock the Participant is entitled to receive as a dividend as of the dividend record date. For purposes of this calculation, stock unit equivalents of the dividend shares shall be applied on the aggregate balance in the Participant Account as of the dividend record date, including deferred Stock Awards granted, and deferred Director Fees for all Board service occurring, in such quarter up to and including the dividend record date. Dividends shall not be payable on stock unit equivalents of deferred Stock Awards which are granted, or deferred Director Fees for Board service occurring, after the record date and prior to the dividend payment date. Additional credits for stock dividends shall accrue on the unpaid balance thereof in the same manner set forth in this Section 7.3(c) until the entire balance of the Participant Account has been distributed pursuant to Section 8.

7.4. Vesting. Stock units credited on account of a Stock Award deferral shall be subject to the same vesting restrictions that would have applied to the corresponding shares of Common Stock if no deferral election had been made. If the vesting restrictions applicable to a Stock Award are not satisfied, the stock unit equivalent, along with applicable dividends thereon, shall be forfeited.

8. Distributions of Balance in Participant Accounts.

8.1. Time and Form of Distribution.

(a) Lump Sum or Installments. Upon a Participant’s termination of service with MoneyGram, the vested balance in his or her Participant Account shall be distributed in either: (i) a lump sum; (ii) in ten (10) annual installments; or (iii) in five (5) annual installments, as specified by the Participant on the Deferral Election made for each Plan Period pursuant to Section 7.1. The first installment (or the lump sum distribution) shall be made as soon as administratively practicable following the Valuation Date coincident with or next following the date on which the Participant terminates service with MoneyGram. Any subsequent installments shall be paid as soon as administratively practicable following each succeeding annual anniversary of such Valuation Date until the entire amount credited to the Participant Account is distributed. To the extent a distribution in installments is elected, and the Participant Account consists of a combination of cash and stock units, a pro rata portion of the cash, and the cash equivalent of a pro rata portion of the stock units, shall be distributed with each installment. If the Participant dies before receiving the entire vested balance of his or her Participant Account, then a distribution shall be made in a lump sum to any beneficiary or beneficiaries Designated by the Participant in accordance with Section 8.2 below. If a Participant does not elect the form of distribution in connection with the Participant’s commencement of participation in the Plan, the Participant shall be deemed to have elected to receive the distribution in a lump sum.

(b) Distributions To Be Made in Cash. To the extent that the Participant has elected to make deferrals in the form of cash, MoneyGram shall distribute a sum in cash to such Participant in a lump sum or installments as specified by the Participant on the Deferral Election made pursuant to Section 7.1. To the extent that the Participant has elected to make deferrals in the form of stock units, MoneyGram shall distribute to such Participant, in a lump sum or installments as specified by the Participant on the Deferral Election made pursuant to Section 7.1, the cash equivalent of the portion of the stock units being distributed which will be calculated by multiplying (i) the average of the month-end Closing Prices of the Common Stock for the 12 months preceding the quarterly Valuation Date for which distribution is to commence, by (ii) the number of stock units being distributed.

8.2. Beneficiary Designation. Each Participant who elects to participate in this Plan may file with the Corporate Secretary of MoneyGram a notice in writing, on a form provided by the Corporate Secretary, designating one or more beneficiaries to whom the distribution shall be made in the event of the Participant’s death prior to receiving the entire distribution of the balance in the Participant Account. If no beneficiary designation is made, or in the event that a beneficiary designated by such Participant predeceases the Participant, the distribution shall be made to the Participant’s estate.

8.3. Election to Delay Distribution. The Participant may change the time and form of distribution by submitting an election to the Corporate Secretary of MoneyGram in accordance with the following criteria:

(a) Such election must be submitted to and accepted by the Corporate Secretary of MoneyGram in MoneyGram’s sole discretion at least twelve (12) months prior to the date a distribution to the Participant would otherwise have been made or commenced; and

(b) The first distribution is delayed at least five (5) years from such date; and

(c) The election shall have no effect until at least twelve (12) months after the date on which the election is made; and

(d) The election may reduce the number of installment payments; provided that the initial installment is delayed at least five (5) years from such date; and

(e) Notwithstanding the foregoing, MoneyGram shall interpret all provisions relating to changing the distribution election under this Section 8.3 in a manner that is consistent with Section 409A of the Internal Revenue Code and Treasury regulations and other guidance issued thereunder. Accordingly, if MoneyGram determines that an election is inconsistent with Section 409A of the Internal Revenue Code and other applicable tax law, the election shall not be effective.

9. Change in Control Benefit.

9.1. Effect of Change in Control. If a Change in Control occurs, a lump sum cash distribution shall be made to each Participant of the entire balance of the Participant Account upon the Participant’s termination of service with MoneyGram within two (2) years following such Change in Control, notwithstanding any other provision herein. If the Participant has elected to make deferrals in the form of stock units, MoneyGram shall distribute to such Participant the sum in cash equal to the Closing Price of MoneyGram’s Common Stock on the day preceding the date of the Change in Control multiplied by the number of stock units in such account.

9.2 Change in Control. A Change in Control occurs upon:

(a) An acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either: (1) the then outstanding shares of Common Stock (the “Outstanding Corporation Common Stock”) or (2) the combined voting power of the then outstanding voting securities of MoneyGram entitled to vote generally in the election of Directors (the “Outstanding Corporation Voting Securities”); excluding, however the following: (A) any acquisition directly from MoneyGram or any entity controlled by MoneyGram other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from MoneyGram or any entity controlled by MoneyGram, (B) any acquisition by MoneyGram, or any entity controlled by MoneyGram, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by MoneyGram or any entity controlled by MoneyGram or (D) any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of Section 9(c); or

(b) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this Section 9(b), any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by MoneyGram’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board, (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board, or

(c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of MoneyGram (a “Corporate Transaction”) excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction (the “Prior Shareholders”) beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of MoneyGram or other entity resulting from such Corporate Transaction (including, without limitation, a corporation or other entity which as a result of such transaction owns MoneyGram or all or substantially all of MoneyGram’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person (other than MoneyGram or any entity controlled by MoneyGram, any employee benefit plan (or related trust) of MoneyGram or any entity controlled by MoneyGram or such corporation or other entity resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of Common Stock of MoneyGram or other entity resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such Corporation or other entity entitled to vote generally in the election of Directors except to the extent that such ownership existed prior to the Corporate Transaction and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the Board of Directors of MoneyGram resulting from such Corporate Transaction; and further excluding any disposition of all or substantially all of the assets of MoneyGram pursuant to a spin-off, split-up or similar transaction (a “Spin-off”) if, immediately following the Spin-off, the Prior Shareholders beneficially own, directly or indirectly, more than 80% of the outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of both entities resulting from such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities; provided, that if another Corporate Transaction involving MoneyGram occurs in connection with or following a Spin-off, such Corporate Transaction shall be analyzed separately for purposes of determining whether a Change in Control has occurred; or

(d) The approval by the stockholders of MoneyGram of a complete liquidation or dissolution of MoneyGram.

10. Limitation on Rights of Eligible Directors and Participants. Nothing in this Plan will interfere with or limit in any way the rights of the Board or the stockholders of MoneyGram not to nominate for re-election, elect or remove an Eligible Director or Participant. Neither this Plan nor any action taken pursuant to it will constitute or be evidence of any agreement or understanding, express or implied, that MoneyGram or its Board or stockholders have retained or will retain an Eligible Director or Participant for any period of time or at any particular rate of compensation.

11. Plan Amendments, Modifications and Termination. The Committee may amend, suspend or terminate this Plan at any time. Following a termination of the Plan, Participant Accounts shall remain in the Plan until the Participant becomes eligible for the benefits provided in Sections 8 and 9. The termination of the Plan shall not adversely affect any Participant or beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination. Notwithstanding the foregoing, to the extent permissible under Section 409A of the Internal Revenue Code and related Treasury regulations and guidance, if there is a termination of the Plan with respect to all Participants, MoneyGram shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to immediately pay all benefits in a lump sum following such termination of the Plan.

12. Participants are General Creditors of MoneyGram. Participants and their beneficiaries shall be general, unsecured creditors of MoneyGram with respect to any distributions to be made pursuant to this Plan and shall not have any preferred interest by way of trust, escrow, lien or otherwise in any specific assets of MoneyGram. If MoneyGram shall, in fact, elect to set aside monies or other assets to meet its obligations hereunder (there being no obligation to do so), whether in a grantor trust or otherwise, the same shall, nevertheless, be regarded as a part of the general assets of MoneyGram subject to the claims of its general creditors, and neither any Participants nor any of their beneficiaries shall have a legal, beneficial or security interest therein.

13. Miscellaneous.

13.1. Nontransferability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant’s or any other person’s bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise (including without limitation any domestic relations order, whether or not a “qualified domestic relations order” under section 414(p) of the Internal Revenue Code and section 206(d) of ERISA) before the Participant Account is distributed to the Participant or beneficiary.

13.2. Governing Law. The provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Minnesota without regard to its conflicts of laws principles.